SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

Commission File Number 333-177406

Chimera Energy Corp.

(Exact name of registrant as specified in its charter)

Nevada	45-2941876
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd Suite 4100
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (832) 390-2334

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01:	OTHER EVENTS

On August 9, 2012 Chimera Energy Corp. (the “Company” or “Chimera”) issued a press release related to a Memorandum of Understanding executed between the Company and Petroleos Mexicanos, commonly known as PEMEX.

This press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by Chimera Energy Corp., dated August 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chimera Energy Corp. By: /s/ Charles Grob Charles Grob Chairman and CEO

Date:  August 10, 2012